-------------------------------------------
COLONIAL OHIO TAX-EXEMPT FUND ANNUAL REPORT
-------------------------------------------

January 31, 1999

[graphic omitted]

                         ------------------------------
                           Not FDIC   May Lose Value
                           Insured    No Bank Guarantee
                         ------------------------------

                    COLONIAL OHIO TAX-EXEMPT FUND HIGHLIGHTS
                       FEBRUARY 1, 1998 - JANUARY 31, 1999

PORTFOLIO MANAGER COMMENTARY: "Interest rate volatility, low nominal interest rates and a near-record level of supply created challenging conditions for tax-exempt investors. Despite these hurdles, the Fund was well-positioned. We took advantage of declining interest rates and a well-diversified Ohio economy, generating attractive performance relative to the Fund's Lipper peers."1 - William Loring

                    COLONIAL OHIO TAX-EXEMPT FUND PERFORMANCE

                                                 CLASS A     CLASS B     CLASS C

--------------------------------------------------------------------------------
Inception dates                                   9/26/86      8/4/92     8/1/97
--------------------------------------------------------------------------------
12-month distributions declared per share(2)      $0.548      $0.489      $0.512
--------------------------------------------------------------------------------
SEC yields on 1/31/99(3)                           3.62%       3.05%       3.35%
--------------------------------------------------------------------------------
Taxable-equivalent SEC yields(4)                   6.46%       5.44%       5.98%
--------------------------------------------------------------------------------
12-month total returns, assuming reinvestment      6.44%       5.62%       5.95%
of all distributions and no sales charge or
contingent deferred sales charge (CDSC)(5)
--------------------------------------------------------------------------------
Net asset value per share on 1/31/99               $7.65       $7.65       $7.65

QUALITY BREAKDOWN(6) (as of 1/31/99)     TOP FIVE SECTORS(6) (as of 1/31/99)
------------------------------------     -----------------------------------
AAA ........................60.9%        Local General Obligations ..30.8%
AA .........................16.6%        Hospitals ..................13.6%
A ...........................6.9%        Water & Sewer ..............13.6%
BBB ........................10.1%        Education ...................8.4%
BB ..........................2.3%        Refunded/Escrowed ...........7.2%
Nonrated ....................3.2%

(1) Please see page 3 for complete Lipper rankings.
(2) A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and will be taxable when distributed.
(3) The 30-day SEC yields on January 31, 1999, reflect the portfolio's earning power, net of expenses, and are expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived or borne certain Fund expenses, the SEC yield for Class C shares would have been 3.05%.
(4) Taxable-equivalent SEC yields are based on the combined maximum effective 43.95% federal and Ohio state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occurs when Adjusted Gross Income exceeds certain levels.
(5) Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
(6) Quality and sector breakdowns are calculated as a percentage of total investments. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and sector breakdowns in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

[Photo of Stephen E. Gibson]

I am pleased to present the annual report for Colonial Ohio Tax-Exempt Fund for the 12 months ended January 31, 1999.

The past 12 months were generally positive for bonds, although conditions varied considerably as domestic and international events affected all sectors of the bond market. Despite some economic uncertainty early in the year, the economy continued to grow and inflation remained low, creating a positive climate for bonds.

International events played a role in the strong U.S. bond market. The economic turmoil in Asia that began in 1997 gradually spread to other less-developed markets, most notably Russia and Latin America. During times of increased volatility, investors around the world sought the relative quality and stability of U.S. Treasury bonds. Although demand for safety made Treasurys the bond market's biggest winner, municipal bonds also benefited.

Colonial's disciplined bond fund management style and long-term investment orientation served shareholders well during this volatile period, helping the Fund outperform the majority of its peers over the past 12 months.(1) For investors seeking competitive levels of tax-free income and the potential for long-term price appreciation, Colonial Ohio Tax-Exempt Fund may provide an attractive option.

The Portfolio Manager Report on the following pages will provide you with more specific information on your Fund's performance and the market in which your Fund invests. Thank you for choosing Colonial Ohio Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
March 11, 1999

(1) Source: Lipper, Inc. Lipper rankings are based on the Lipper Ohio Tax-Exempt Municipal Funds universe. The Fund (Class A shares) ranked in the first quartile for one year (3 out of 52 funds), in the first quartile for five years (7 out of 35 funds) and in the third quartile for ten years (7 out of 12 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

    Because economic and market conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

                            PORTFOLIO MANAGER REPORT

WILLIAM LORING is portfolio manager of Colonial Ohio Tax-Exempt Fund. Mr. Loring is a senior vice president of Colonial Management Associates, Inc. and has managed various Colonial municipal bond funds since 1986.

TAX-EXEMPT MARKET GENERATED MODEST GAINS
The period began on a positive note, with the U.S. economy strong and no clear signs of inflation. Throughout the year a series of international crises were manifested domestically, affecting both stock and bond prices. Instability in Asia, Russia and Latin America contributed to an increase in the U.S. trade deficit and concerns about corporate profitability. This fall, the Federal Reserve Board lowered short-term interest rates three times in an effort to renew investor confidence. Sentiment about how these events might impact the U.S. economy in the long run shifted throughout the period, taking fixed-income investors on a roller coaster ride through much of the year. Overall, bond prices rose during the period.

Like the broader bond market, municipal bond prices were affected by global events and interest rate volatility. In addition, the tax-exempt market experienced a near-record level of issuance in 1998, as issuers took advantage of lower interest rates to refinance existing debt and to finance new projects. At times, the market found it difficult to absorb this supply. Despite this challenging environment, municipal bond prices rose 1.57% during the year as measured by the Bond Buyer 40 Index, a widely used measure of municipal market performance.

FUND'S PERFORMANCE REFLECTS INVESTMENT STRATEGY
For the 12-month period, the Fund generated a total return of 6.44% for Class A shares, based on net asset value. This compares favorably with the performance of the Fund's Lipper competitive peer group, which averaged 5.53% for the same time period. We attribute this performance to the Fund's investment strategy.

Our forecast for modest economic growth and low inflation led us to believe that interest rates would decline. Since bond prices tend to rise when interest rates fall, we emphasized bonds with a higher sensitivity to interest rate changes for most of the year. These included noncallable bonds, which cannot be refinanced at a lower rate of interest prior to maturity. The longer life span of these bonds increases their sensitivity to changes in interest rates, often producing attractive price gains when interest rates decline.

In the final months of the year, our analysis suggested that the market was overvalued. In response, we reduced the Fund's sensitivity to interest rate changes by shortening its duration. We will continue to manage the Fund's positioning actively in an effort to add value for our investors.

OHIO'S ECONOMIC GROWTH SHOWS SIGNS OF SLOWING DOWN
Economic growth in Ohio continued during 1998, with increases in total employment, personal income and gross state product. Large metro areas were a prime beneficiary of continued growth in service-sector employment, particularly in health and financial services. However, the rate of growth was slower than in 1997, and manufacturing employment actually declined slightly. Further declines are expected as a result of weak global economies which have restrained price increases and reduced export trade. Although Ohio ranks fifth nationally in terms of industrial diversity, the state's traditional manufacturers, such as steel and vehicle producers, still represent a significant component of the employment base. Higher-growth service industries now make up a larger proportion of the economic base than earlier in the 1990s. However, the state faces economic pressure from weak pricing and declining demand for industrial products that may outweigh the potential growth from business services. As a result, we emphasized both industry and geographic diversification to avoid any concentration in industries that might be vulnerable to an economic slowdown.

POSITIVE OUTLOOK FOR MUNICIPAL MARKET CONDITIONS
Looking ahead, inflation should remain low, as we expect productivity gains and a worldwide surplus in manufacturing capacity to limit the potential for substantial price increases. In the municipal market, we expect positive supply and demand dynamics. We doubt total issuance will match 1998's near-record level of $280 billion, partially because refinancing volume should slow down as many issuers have already refinanced. Overall, lower supply combined with generally positive expectations for the economic environment should have a positive impact on municipal bond prices. However, as we end the eighth consecutive year of economic expansion in the U.S., we will watch for events and trends that could change our expectations and possibly lead us to alter our investment strategy.

           COLONIAL OHIO TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE VS.
                    THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
                Change in value of $10,000 from 1/31/89 - 1/31/99
                     Based on NAV and POP for Class A Shares

AS OF DATE                      NAV                 POP            Lehman
----------                      ---                 ---            ------
Jan 31, 89                    $10,000             $ 9,525          $10,000
Apr 30, 89                     10,101               9,621           10,096
Jul 31, 89                     10,447               9,951           10,588
Oct 31, 89                     10,421               9,926           10,581
Jan 31, 90                     10,521              10,021           10,803
Apr 30, 90                     10,531              10,031           10,824
Jul 31, 90                     11,103              10,575           11,322
Oct 31, 90                     11,085              10,559           11,366
Jan 31, 91                     11,489              10,944           11,802
Apr 30, 91                     11,765              11,207           12,068
Jul 31, 91                     11,927              11,360           12,311
Oct 31, 91                     12,315              11,730           12,749
Jan 31, 92                     12,638              12,038           13,089
Apr 30, 92                     12,768              12,162           13,215
Jul 31, 92                     13,520              12,878           14,002
Oct 31, 92                     13,283              12,652           13,819
Jan 31, 93                     13,828              13,171           14,376
Apr 30, 93                     14,283              13,604           14,887
Jul 31, 93                     14,580              13,888           15,240
Oct 31, 93                     15,033              14,319           15,765
Jan 31, 94                     15,372              14,642           16,138
Apr 30, 94                     14,370              13,687           15,208
Jul 31, 94                     14,696              13,998           15,526
Oct 31, 94                     14,219              13,544           15,078
Jan 31, 95                     14,698              14,000           15,564
Apr 30, 95                     15,222              14,499           16,220
Jul 31, 95                     15,449              14,715           16,748
Oct 31, 95                     16,091              15,327           17,316
Jan 31, 96                     16,782              15,985           17,907
Apr 30, 96                     16,205              15,435           17,509
Jul 31, 96                     16,573              15,786           17,853
Oct 31, 96                     17,034              16,225           18,303
Jan 31, 97                     17,244              16,424           18,594
Apr 30, 97                     17,247              16,428           18,670
Jul 31, 97                     18,326              17,456           19,683
Oct 31, 97                     18,428              17,552           19,857
Jan 31, 98                     19,068              18,162           20,474
Apr 30, 98                     18,865              17,969           20,406
Jul 31, 98                     19,226              18,313           20,863
Oct 31, 98                     19,931              18,984           21,449
Jan 31, 99                     20,296              19,332           21,835

                  VALUE OF A $10,000 INVESTMENT MADE ON 1/31/89
                                  As of 1/31/99
--------------------------------------------------------------------------------
           CLASS A                       CLASS B                   CLASS C
       NAV          POP              NAV        w/CDSC          NAV      w/CDSC
     $20,296      $19,332          $19,338      $19,338       $20,157   $20,157
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                                  As of 1/31/99
--------------------------------------------------------------------------------

                      CLASS A                CLASS B              CLASS C
INCEPTION             9/26/86                8/4/92               8/1/97
                   NAV       POP         NAV      w/CDSC       NAV       w/CDSC
--------------------------------------------------------------------------------
1 YEAR            6.44%     1.38%        5.62%     0.67%       5.95%      4.96%
--------------------------------------------------------------------------------
5 YEARS           5.71      4.69         4.92      4.59        5.57       5.57
--------------------------------------------------------------------------------
10 YEARS          7.33      6.81         6.82      6.82        7.26       7.26
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 4.75% for Class A shares. CDSC returns reflect the maximum charges of 5% for one year and 2% for five years for Class B shares, and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B and C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception date of the newer class shares would have been lower.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

                              INVESTMENT PORTFOLIO
                         JANUARY 31, 1999 (IN THOUSANDS)

MUNICIPAL BONDS - 98.3%                                        PAR     VALUE
------------------------------------------------------------------------------
 EDUCATION - 8.3%
   EDUCATION
   State Higher Educational Facilities Commission:
    Case Western Reserve, Series 1994:
                           6.125%    10/01/15               $ 1,505   $  1,762
                           6.250%    10/01/17                 4,340      5,158
    Ohio Dominican College, Series 1994,
                           6.625%    12/01/14                 1,500      1,652
                                                                      --------
                                                                         8,572
                                                                      --------

 ..............................................................................
 HEALTHCARE - 15.7%
   HOSPITALS - 13.3%
   Belmont County, East Ohio Regional
    Hospital, Series 1998,
                           5.700%    01/01/13                   500        496
   Butler Middleton Hospital,
                           4.750%    11/15/18                 1,000        957
   Cuyahoga County, W.O. Walker Center, Inc.,
    Series 1998 I,
                           5.250%    01/01/13                 2,000      2,130
   Doctors OhioHealth Corp.,
                           5.600%    12/01/28                 1,000        977
   Green Springs, St. Francis Health
    Care Center, Series 1994 A,
                           7.000%    05/15/04                   700        748
   Hamilton County Childrens Hospital,
                           5.250%    05/15/10 (a)             1,500      1,618
   Knox Community Hospital,
                           5.000%    06/01/12                 1,300      1,350
   Lake Hospital System:
                           5.000%    08/15/23                 1,000        997
                           5.250%    08/15/11                 1,100      1,187
                           5.250%    08/15/12                 1,160      1,244
   Marion County, Community Hospital,
    Series 1996,
                           6.375%    05/15/11                 1,000      1,094
   Miami County,
    Upper Valley Medical Center, Inc.,
    Series 1996 C,
                           6.000%    05/15/06                 1,000      1,068
                                                                      --------
                                                                        13,866
                                                                      --------
   LIFECARE - 0.5%
   Hamilton County Twin Tower,
                           5.125%    10/01/18                   500        499
                                                                      --------
   NURSING HOMES - 1.9%
   Marion County,
    United Church Homes, Inc.,
    Series 1993,
                           6.375%    11/15/10                 1,000      1,058
   Montgomery County,
    Grafton Oaks Limited Partners,
    Series 1986,
                           9.750%    12/01/16                   735        698
   Westerville,
    Health Care & Retirement Corp. of America,
    Series 1989,
                          10.000%    01/01/08                   180        182
                                                                      --------
                                                                         1,938
                                                                      --------

 ..............................................................................
 HOUSING - 2.9%
   MULTI-FAMILY - 1.0%
   State Capital Corp. for Housing,
    Series 1990 A,
                           7.500%    01/01/24                 1,000      1,045
                                                                      --------
   SINGLE FAMILY - 1.9%
   State Housing Finance Agency:
    Series A2, IFRN (variable rate),
                          10.125%    03/24/31                   300        335
    Series 1994 B2,
                           6.700%    03/01/25                   475        512
    Series 1997 A-1,
                           6.050%    09/01/17                 1,000      1,073
                                                                      --------
                                                                         1,920
                                                                      --------

 ..............................................................................
 OTHER - 7.1%
   REFUNDED/ESCROWED (B)
   Cuyahoga County,
    Judson Retirement Community,
    Series 1989,
                           8.875%    11/15/19                   500        537

   Cuyahoga County:
    Deaconess Hospital of Cleveland,
    Series 1985 C,
                           7.450%    10/01/18                   500        548
    Meridian Health System,
    Series 1991,
                           7.000%    08/15/23                   500        554
   Delaware County,
    Series 1990,
                           7.250%    11/01/10                   250        272
   Franklin County,
    Holy Cross Health System Corp.:
    Series 1990 B,
                           7.650%    06/01/10                   500        538
    Series 1991,
                           6.750%    06/01/19                   500        559
   Greene County,
    Fairview Extended Care Service, Inc.,
    Series 1990 A,
                          10.125%    01/01/11                   205        234
   Hamilton County,
    Sisters of Charity Health Care System, Inc.,
    Series 1992 A,
                           6.250%    05/15/14                   500        557
   Montgomery County,
    St. Elizabeth Medical Center,
    Series B 1,
                           8.100%    07/01/18                   500        599
   Stark County,
    Doctor's Hospital, Inc.,
    Series 1993,
                           6.000%    04/01/24                 1,500      1,678
   State Water Development Authority,
    Series 1990 I,
                           6.000%    12/01/16                 1,000      1,145
   Virgin Islands Public Finance
    Authority,
    Series 1992 A,
                           7.000%    10/01/02                   125        140
                                                                      --------
                                                                         7,361
                                                                      --------

 ..............................................................................
 OTHER REVENUE - 2.3%
   INDUSTRIAL - 1.9%
   Cuyahoga County,
    Joy Technologies, Inc.,
    Series 1992,
                           8.750%    09/15/07                   500        559
   State Burrows Paper Corp.,
    Series 1991,
                           7.450%    06/01/03                   655        714
   State Sponge, Inc., Series 1989 5A,
                           8.375%    06/01/14                   665        687
                                                                      --------
                                                                         1,960
                                                                      --------
   RETAIL - 0.4%
   Lake County, North Madison Properties,
    Series 1993:
                           8.069%    09/01/01                   195        207
                           8.819%    09/01/11                   200        230
                                                                      --------
                                                                           437
                                                                      --------

 ..............................................................................
 TAX-BACKED - 38.6%
   LOCAL APPROPRIATED - 3.0%
   Butler County Transportation Improvement
    District, Series A,
                           5.125%    04/01/17                 1,000      1,026
   Cleveland Stadium Project,
                           5.250%    11/15/12                 2,000      2,132
                                                                      --------
                                                                         3,158
                                                                      --------
   LOCAL GENERAL OBLIGATIONS - 30.3%
   Adams County:
    Human Services Building,
                           7.250%    12/01/11                   500        543
    Local School District, Series 1995,
                           7.000%    12/01/15 (a)             3,000      3,850
   Beavercreek Local School District,
    Series 1996,
                           6.600%    12/01/15                 2,500      3,095
   Bellefontaine, Storm Water Utility,
    Series I,
                           7.050%    06/01/11                   250        270
   Brecksville-Broadview Heights
    School District,
    Series 1996,
                           6.500%    12/01/16                 1,750      2,035
   Cleveland:
                           4.625%    10/01/18                 1,000        972
                           5.750%    08/01/12                   500        571
                           5.750%    08/01/15                 1,000      1,136
   Crooksville,
    Exempted Village School District,
                           7.375%    12/01/07                    25         30
   Cuyahoga County, Jail Facilities,
    Series 1993 A,
                          (c)        10/01/12                 1,000        536
   Eastern School District,
    Brown & Highland Counties,
    Series 1995,
                           6.250%    12/01/17 (a)             1,160      1,388
   Fairborn,
    Library Improvement,
    Series 1991,
                           7.200%    10/01/11                 1,170      1,316
   Gahanna-Jefferson City School District,
    Series 1993:
                          (c)        12/01/10                   840        501
                          (c)        12/01/11                   795        448
   Greater Cleveland Regional
    Transportation Authority,
    Series 1998,
                           5.375%    12/01/14                 1,000      1,072
   Hilliard School District,
    Series 1995 A,
                          (c)        12/01/12                 2,505      1,333
   Kings County Local School District,
    Series 1995,
                           7.500%    12/01/16                 2,110      2,833
   Middleburg Heights:
                           5.125%    12/01/11                 1,735      1,861
                           5.125%    12/01/12                 1,395      1,483
   Massillon City School District,
    Series 1994:
                          (c)        12/01/09                 1,000        630
                          (c)        12/01/11                 1,000        564
   Newark,
    Series 1998,
                          (c)        12/01/11                 1,495        843
   Richland County,
    Series 1995,
                           6.950%    12/01/11                   275        325
   Shaker Heights School District,
    Series 1990 A,
                           7.100%    12/15/10                   750        912
   Strongsville School District
    Series 1996,
                           6.500%    12/01/13                 1,500      1,746
   Tri-County North Local School
    District,
                           8.125%    12/01/06                    75         93
   Youngstown City,
                           5.100%    12/01/11                 1,000      1,080
                                                                      --------
                                                                        31,466
                                                                      --------
   STATE APPROPRIATED - 3.3%
   PR Commonwealth of Puerto Rico
    Public Buildings Authority,
    Series 1993 M,
                           5.700%    07/01/16                 2,500      2,645
   State Building Authority, William Green
    Building, Series 1993 A,
                           4.750%    04/01/14                   750        753
                                                                      --------
                                                                         3,398
                                                                      --------
   STATE GENERAL OBLIGATIONS - 2.0%
   State:
    Series 1992,
                           6.100%    08/01/12                   380        450
    Series 1998 B,
                           5.250%    02/01/12                 1,500      1,618
                                                                      --------
                                                                         2,068
                                                                      --------

 ..............................................................................
 TRANSPORTATION - 6.5%
   AIR TRANSPORTATION - 1.0%
   Dayton,
    Emery Air Freight Facilities,
    Series 1993 F,
                           6.050%    10/01/09                 1,000      1,086
                                                                      --------
   TOLL FACILITIES - 5.2%
   State Turnpike Commission,
    Series 1998 B:
                           4.500%    02/15/24                 2,000      1,883
                           5.250%    02/15/11                 2,295      2,485
                           5.250%    02/15/12                 1,000      1,075
                                                                      --------
                                                                         5,443
                                                                      --------
   TRANSPORTATION - 0.3%
   Cleveland, Cuyahoga County Port Authority,
    C & P Docks Project,
                           6.000%    03/01/07                   250        261
                                                                      --------

 ..............................................................................
 UTILITY - 16.9%
   INDEPENDENT POWER PRODUCER - 1.1%
   State Air Quality Development Authority,
    JMG Funding Ltd., Series 1994,
                           6.375%    01/01/29                 1,000      1,113
                                                                      --------
   INVESTOR OWNED - 1.5%
   State Air Quality Development Authority,
    JMG Funding Project,
                           5.625%    01/01/23                 1,000      1,045
   Toledo Edison Co., Series 1990 B,
                           8.000%    05/15/19                   500        528
                                                                      --------
                                                                         1,573
                                                                      --------
   MUNICIPAL ELECTRIC - 1.0%
   Cleveland Public Power Co.,
    Series 1994 A,
                          (c)        11/15/13                 2,000      1,004
                                                                      --------
   WATER & SEWER - 13.3%
   Alliance Water Works Revenue,
    Series 1998,
                           5.000%    11/15/20                 1,500      1,504
   Cleveland Waterworks,
    Series 1993 G,
                           5.500%    01/01/21                 3,000      3,287
   Defiance,
    Waterworks Systems Improvement,
    Series 1998,
                           5.650%    12/01/18                 1,000      1,085
   Lakewood,
    Water & Sewer Systems Revenue,
                           5.850%    07/01/20                 2,405      2,748
   State Water Development Authority,
    Water Control Loan Fund,
                           5.500%    06/01/12                 2,000      2,185
   Toledo Waterworks,
    Series 1996:
                           6.250%    11/15/09 (a)             1,050      1,213
                           6.250%    11/15/10                 1,130      1,293
   Warren Waterworks,
    Series 1997,
                           5.500%    11/01/15                   500        553
                                                                      --------
                                                                        13,868
                                                                      --------
TOTAL MUNICIPAL BONDS (cost of $93,573) (d)                            102,036
                                                                      --------
OTHER ASSETS & LIABILITIES, NET - 1.7%                                   1,776
------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $103,812
                                                                      --------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) These securities, or a portion thereof, with a total market value of $5,695, are being used to collateralize open futures contracts.
(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(c) Zero coupon bond.
(d) Cost for federal income tax purposes is the same.

Futures contracts open at January 31, 1999:
                                                                  Unrealized
                                                                 appreciation
                       Par value                   Expiration   (depreciation)
       Type            covered by contracts          month       at 01/31/99
-------------------------------------------------------------------------------
Treasury Bond           $2,000                       March          $  (13)
Municipal Bond           2,000                       March               7
                                                                    ------
                                                                    $   (6)
                                                                    ------

     Acronym                                   Name
   -------------                     --------------------------
       IFRN                          Inverse Floating Rate Note

   See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                JANUARY 31, 1999

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $93,573)                            $ 102,036

Receivable for:
  Interest                                       $ 1,234
  Investments sold                                 1,055
  Fund shares sold                                    26
  Variation margin on futures                          1
Other                                                  8           2,324
                                                 -------       ---------
    Total Assets                                                 104,360

LIABILITIES
Payable for:
  Distributions                                      128
  Fund shares repurchased                            109
Payable to:
  Custodian bank                                     297
  Advisor                                              1
Accrued:
  Deferred Trustees fees                               4
Other                                                  9
                                                 -------
    Total Liabilities                                                548
                                                               ---------
NET ASSETS                                                     $ 103,812
                                                               ---------
Net asset value & redemption price per share -
Class A ($60,783/7,947)                                        $    7.65 (a)
                                                               ---------
Maximum offering price per share - Class A
($7.65/0.9525)                                                 $    8.03 (b)
                                                               ---------
Net asset value & offering price per share -
Class B ($42,651/5,579)                                        $    7.65 (a)
                                                               ---------
Net asset value & offering price per share -
Class C ($378/50)                                              $    7.65 (a)
                                                               ---------
COMPOSITION OF NET ASSETS
Capital paid in                                                $  96,935
Overdistributed net investment income                               (121)
Accumulated net realized loss                                     (1,459)
Net unrealized appreciation (depreciation) on:
      Investments                                                  8,463
      Open futures contracts                                          (6)
                                                               ---------
                                                               $ 103,812
                                                               =========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 1999

(in thousands)
INVESTMENT INCOME
Interest                                                              $ 5,670

EXPENSES
Management fee                                        $   523
Service fee                                               156
Distribution fee - Class B                                328
Distribution fee - Class C                                  2
Transfer agent fee                                        158
Bookkeeping fee                                            46
Trustees fee                                               13
Audit fee                                                  18
Legal fee                                                   6
Custodian fee                                               1
Registration fee                                           18
Reports to shareholders                                     8
Other                                                      14
                                                      -------
                                                        1,291
Fees waived by the Advisor                                (15)
Fees waived by the Distributor - Class C                   (1)          1,275
                                                      -------         -------
       Net Investment Income                                            4,395
                                                                      -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
  Investments                                           2,770
  Closed futures contracts                                 67
                                                      -------
    Net Realized Gain                                                   2,837
Net change in unrealized depreciation
 during the period on:
  Investments                                          (1,192)
  Open futures contracts                                   (6)
                                                      -------
    Net Change in Unrealized Depreciation                              (1,198)
                                                                      -------
       Net Gain                                                         1,639
                                                                      -------
Increase in Net Assets from Operations                                $ 6,034
                                                                      =======

See notes to financial statements.

                     STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                    Year ended January 31
                                             ---------------------------------
INCREASE (DECREASE) IN NET ASSETS                   1999            1998(a)
Operations:
Net investment income                                 $ 4,395         $ 5,000
Net realized gain                                       2,837             647
Net unrealized appreciation (depreciation)             (1,198)          5,143
                                                     --------        --------
    Net Increase from Operations                        6,034          10,790
Distributions:
From net investment income - Class A                   (2,762)         (3,101)
In excess of net investment income - Class A             (102)          ---
From net realized gains - Class A                      (1,290)            (89)
In excess of net realized gains - Class A                (167)          ---
From net investment income - Class B                   (1,666)         (1,958)
In excess of net investment income - Class B              (61)          ---
From net realized gains - Class B                        (919)            (66)
In excess of net realized gains - Class B                (119)          ---
From net investment income - Class C                      (12)             (2)
In excess of net investment income - Class C               (b)          ---
From net realized gains - Class C                          (8)             (b)
In excess of net realized gains - Class C                  (1)          ---
                                                     --------        --------
                                                       (1,073)          5,574
                                                     --------        --------
Fund Share Transactions:
Receipts for shares sold - Class A                      2,032           1,192
Value of distributions reinvested - Class A             2,783           1,861
Cost of shares repurchased - Class A                   (6,277)         (8,603)
                                                     --------        --------
                                                       (1,462)         (5,550)
                                                     --------        --------
Receipts for shares sold - Class B                      2,547           1,981
Value of distributions reinvested - Class B             1,866           1,235
Cost of shares repurchased - Class B                   (7,623)         (8,728)
                                                     --------        --------
                                                       (3,210)         (5,512)
                                                     --------        --------
Receipts for shares sold - Class C                        236             129
Value of distributions reinvested - Class C                14               2
Cost of shares repurchased - Class C                       (b)             (b)
                                                     --------        --------
                                                          250             131
                                                     --------        --------
Net Decrease from Fund Share
  Transactions                                         (4,422)        (10,931)
                                                     --------        --------
        Total Decrease                                 (5,495)         (5,357)

NET ASSETS
Beginning of period                                   109,307         114,664
                                                     --------        --------
End of period (net of overdistributed
and including undistributed net investment
income of $121 and $45, respectively)                $103,812        $109,307
                                                     ========        ========

(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.
Continued on next page.

See notes to financial statements.

                 STATEMENT OF CHANGES IN NET ASSETS - CONT.


                                                      Year ended January 31
                                                     ------------------------
(in thousands)                                       1999           1998(a)
NUMBER OF FUND SHARES
Sold - Class A                                            265             160
Issued for distributions reinvested - Class A             365             249
Repurchased - Class A                                    (819)         (1,153)
                                                     --------        --------
                                                         (189)           (744)
                                                     --------        --------
Sold - Class B                                            333             266
Issued for distributions reinvested - Class B             245             165
Repurchased - Class B                                    (997)         (1,172)
                                                     --------        --------
                                                         (419)           (741)
                                                     --------        --------
Sold - Class C                                             31              17
Issued for distributions reinvested - Class C               2              (b)
Repurchased - Class C                                      (b)             (b)
                                                     --------        --------
                                                           33              17
                                                     --------        --------

(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                                JANUARY 31, 1999

NOTE 1. ACCOUNTING POLICIES
 ...............................................................................
ORGANIZATION: Colonial Ohio Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal and Ohio state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
 ...............................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

                     Average Net Assets         Annual Fee Rate
                     ------------------         ---------------
                     First $2 billion                  0.50%
                      Over $2 billion                  0.45%

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc., (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. During the year ended January 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $8,891 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $121, $97,462, and none on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

                     Valuation of shares           Annual
                    outstanding on the 20th of      Fee
                   each month which were issued     Rate
                   ----------------------------    -----
                    Prior to November 30, 1994     0.10%
                   On or after December 1, 1994    0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: Through October 31, 1998, the Advisor waived fees and bore certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceeded 0.75% annually of the Fund's average net assets. Effective November 1, 1998, the expense limit was eliminated.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $3,878 of custodian fees have been reduced by balance credits of applied during the year ended January 31, 1999. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

NOTE 3.  PORTFOLIO INFORMATION
 ...............................................................................
INVESTMENT ACTIVITY: During the year ended January 31, 1999, purchases and sales of investments, other than short-term obligations were $30,304,682 and $37,854,013, respectively.

Unrealized appreciation (depreciation) at January 31, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation           $8,513,852
Gross unrealized depreciation              (51,045)
                                        ----------
    Net unrealized appreciation         $8,462,807
                                        ----------

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT
 ...............................................................................
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1999.

NOTE 5. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
 ...............................................................................
On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement for the Meeting. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 13,510,220 shares of beneficial interest. The votes cast at the Meeting were as follows:

                                                                    AUTHORITY
                                                    FOR              WITHHELD
                                                    ---              --------
    To elect a Board of Trustees:
          Robert J. Birnbaum                     8,128,441           304,738
          Tom Bleasdale                          8,138,772           294,407
          John Carberry                          8,147,014           286,165
          Lora S. Collins                        8,145,892           287,287
          James E. Grinnell                      8,137,139           296,041
          Richard W. Lowry                       8,149,692           283,488
          Salvatore Macera                       8,140,751           292,428
          William E. Mayer                       8,148,352           284,828
          James L. Moody, Jr.                    8,145,727           287,453
          John J. Neuhauser                      8,138,057           295,122
          Thomas E. Stitzel                      8,136,720           296,460
          Robert L. Sullivan                     8,136,487           296,692
          Anne-Lee Verville                      8,136,199           296,980

    To amend fundamental investment policies regarding borrowing and lending:

                    FOR                        AGAINST                ABSTAIN
                    ---                        -------                -------
                 6,493,243                     210,403                519,596

    To approve policies for a master fund/feeder fund structure:

                    FOR                        AGAINST                ABSTAIN
                    ---                        -------                -------
                 6,437,863                     231,215                554,163

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                  Year ended January 31
                                            --------------------------------
                                                         1999
                                            Class A     Class B      Class C
                                            -------     -------      -------
Net asset value -
   Beginning of period                      $ 7.720     $ 7.720      $ 7.720
                                            -------     -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income (a)                                   0.350       0.291        0.314 (c)
Net realized and
 unrealized gain (loss)                       0.128       0.128        0.128
                                             -------     -------      -------
   Total from Investment
      Operations                              0.478       0.419        0.442
                                            -------     -------      -------
LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS:
From net investment income                   (0.349)     (0.292)      (0.314)
In excess of net investment income           (0.013)     (0.011)      (0.012)
From net realized gains                      (0.165)     (0.165)      (0.165)
In excess of net realized gains              (0.021)     (0.021)      (0.021)
                                             -------     -------      -------
Total Distributions
  Declared to Shareholders                   (0.548)     (0.489)      (0.512)
                                            -------     -------      -------
Net asset value -
  End of period                             $ 7.650     $ 7.650      $ 7.650
                                            =======     =======      =======
Total return (e)(f)                           6.44%       5.62%        5.95%
                                            =======     =======      =======
RATIOS TO AVERAGE NET ASSETS
Expenses (h)                                  0.90%       1.65%        1.35% (c)
Net investment income (h)                     4.51%       3.76%        4.06% (c)
Fees and expenses waived
  or borne by the Advisor (h)                 0.02%       0.02%        0.02%
Portfolio turnover                              30%         30%          30%
Net assets at end
  of period (000)                           $60,783     $42,651      $   378

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
                                            $ 0.001     $ 0.001      $ 0.001
(b) Class C shares were intially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to $0.023 per share and 0.30%.
(d) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30%.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.

            FINANCIAL HIGHLIGHTS - CONT.

                              Year ended January 31
  ---------------------------------------------------------------------------
                    1998                                      1997
   Class A         Class B       Class C (b)        Class A           Class B
   -------         -------       -------            -------           -------

   $ 7.340         $ 7.340       $ 7.610            $ 7.510           $ 7.510
   -------         -------       -------            -------           -------


     0.362           0.306         0.162 (d)          0.372             0.318

     0.394           0.394         0.124             (0.179)           (0.179)
   -------         -------       -------            -------           -------

     0.756           0.700         0.286              0.193             0.139
   -------         -------       -------            -------           -------

    (0.365)         (0.309)       (0.165)            (0.363)           (0.309)
         -               -             -                  -                 -
    (0.011)         (0.011)       (0.011)                 -                 -
         -               -             -                  -                 -
   -------         -------       -------            -------           -------

    (0.376)         (0.320)       (0.176)            (0.363)           (0.309)
   -------         -------       -------            -------           -------

   $ 7.720         $ 7.720       $ 7.720            $ 7.340           $ 7.340
   =======         =======       =======            =======           =======
    10.58%          9.76%          3.81%(g)           2.75%             1.98%
   =======         =======       =======            =======           =======

     0.89%           1.64%         1.34%    (d)(i)    0.88%             1.63%
     4.85%           4.10%         4.21%    (d)(i)    5.09%             4.34%

     0.05%           0.05%         0.07% (i)          0.04%             0.04%
       27%             27%           27%                31%               31%

   $62,844         $46,330       $   133            $65,190           $49,474


   $ 0.004         $ 0.004       $ 0.005            $ 0.003           $ 0.003

--------------------------------------------------------------------------------
1999 Federal Income Tax Information (unaudited) Approximately 99.2% of all distributions will be treated as exempt income for federal income tax purposes.

For the fiscal year ended January 31, 1999 the Fund earned $1,805,354 of long term capital gains of which none and $1,805,364 are 28% and 20% rate gains, respectively.
--------------------------------------------------------------------------------

            FINANCIAL HIGHLIGHTS - CONT

Selected data for a share of each class outstanding throughout each period are as follows:

                                               Year ended January 31
                                 ---------------------------------------------
                                          1996                         1995
                                 Class A      Class B        Class A   Class B
                                 -------      -------        -------   -------
Net asset value -
   Beginning of period           $ 6.930      $ 6.930        $ 7.670   $ 7.670
                                 -------      -------        -------   -------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment
 income (a)                        0.375        0.321          0.401     0.348
Net realized and
 unrealized gain (loss)            0.585        0.585         (0.745)   (0.745)
                                 -------      -------        -------   -------
   Total from Investment
      Operations                   0.960        0.906         (0.344)   (0.397)
                                 -------      -------        -------   -------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income        (0.380)      (0.326)        (0.396)   (0.343)
                                 -------      -------        -------   -------
Net asset value -
  End of period                  $ 7.510      $ 7.510        $ 6.930   $ 6.930
                                 =======      =======        =======   =======
Total return (b)(c)               14.18%       13.34%        (4.38)%   (5.10)%
                                 =======      =======        =======   =======
RATIOS TO AVERAGE NET ASSETS
Expenses                           0.85% (d)    1.60% (d)      0.72%     1.47%
Net investment
  income                           5.19% (d)    4.44% (d)      5.71%     4.96%
Fees and expenses waived
  or borne by the
  Advisor                          0.11% (d)    0.11% (d)      0.16%     0.16%
Portfolio turnover                   31%          31%            33%       33%
Net assets at end
  of period (000)                $74,383      $56,160        $72,123   $53,547
(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
                                 $ 0.008      $ 0.008        $ 0.011   $ 0.011
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year's ratios are net of benefits received, if any.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF COLONIAL OHIO
  TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Ohio Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
March 11, 1999

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Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services, Inc. directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                                 HOW TO REACH US
                               BY PHONE OR BY MAIL

BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ......... press  [1]

For account information .......................................... press  [2]

To speak to a service representative ............................. press  [3]

For yield and total return information ........................... press  [4]

For duplicate statements or new supply of checks ................. press  [5]

To order duplicate tax forms and year-end statements ............. press  [6]
(February through May)

To review your options at any time during your call .............. press  [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

LIBERTY FUNDS SERVICES, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FUNDS DISTRIBUTOR INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Ohio Tax-Exempt Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Ohio Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Ohio Tax-Exempt Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.



* Effective October 1, 1998, Colonial Investors Service Center, Inc. - the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds
  - changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[logo] L I B E R T Y
       COLONIAL o CRABBE HUSON o  NEWPORT o STEIN ROE ADVISOR
       Liberty Funds Distributor, Inc. (C)1999
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com
                                                   OH-02/616G-0299 (3/99) 99/281